Exhibit 10.2

REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is dated as of the 27th day of December, 2016 by and among ELEPHANT TALK EUROPE HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (the “Borrower”), PARETEUM CORPORATION (formerly known as Elephant Talk Communications Corp.), a Delaware corporation (the “Parent”), the Guarantors party hereto (individually and collectively, jointly and severally, Borrower, Guarantors and Parent, may be known as the “Credit Parties” and individually a “Credit Party”) and ATALAYA ADMINISTRATIVE LLC, a New York limited liability company (“Atalaya”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Atalaya, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”).

Witnesseth That:

WHEREAS, the Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of November 17, 2014, as amended from time to time (the “Original Credit Agreement”);

WHEREAS, the Credit Parties’ Obligations under the Credit Agreement are guaranteed and/or secured by among other things, the following documents:

(a)           that certain Security Agreement dated as of November 17, 2014 by and among Parent, Pareteum North America Corp., a Delaware corporation (formerly known as Elephant Talk North America Corp.) (“ET North America”) and Collateral Agent (as may have been amended from time to time, the “U.S. Security Agreement”),

(b)           that certain Pledge Agreement dated as of November 17, 2014 by and among Borrower, Elephant Talk Group International B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (“ET Group Netherlands”) and Collateral Agent (as may have been amended from time to time, the “Netherlands Pledge Agreement”),

(c)           that certain Deed of Pledge over Shares dated as of November 17, 2014 by and between Parent and Collateral Agent with respect to the Equity Interests in Borrower (as may have been amended from time to time, the “Netherlands Parent Deed (Borrower)”), and

(d)          that certain Deed of Pledge over Shares dated as of November 17, 2014 by and between Parent and Collateral Agent with respect to the Equity Interests in ET Group Netherlands (as may have been amended from time to time, the “Netherlands Parent Deed (ET Group Netherlands)”; and collectively with the U.S. Security Agreement, Netherlands Pledge Agreement and Netherland Parent Deed (Borrower), the “Security Documents”).

WHEREAS, the Credit Parties, Agents and Lenders desire to amend and restate the Original Credit Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement of even date herewith by and among the Credit Parties, Agent and Lenders (as may be amended, restated or otherwise modified from time to time, the “A&R Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Security Documents and agree as follows:

1.            Recitals and Definitions. The foregoing recitals are hereby incorporated by reference as if set forth at length herein. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the A&R Credit Agreement.

2.            Principal Outstandings. Pursuant to the A&R Credit Agreement, the Borrower has requested that the Lenders extend to Borrower a Term Loan in the aggregate principal amount of $10,081,835.55 on the Closing Date in the form of a cashless roll to refinance the New Indebtedness.

3.            Amendments to Security Documents.

(a)          All references in the Security Documents to the “Credit Agreement” shall be deemed to refer to the A&R Credit Agreement.

(b)          All references to the Obligations, the Secured Obligations (or any like term) in any of the Security Documents are hereby amended to include, without limitation, the Term Loan.

(c)          All references to the Credit Documents and to any of the documents included in the definition of the Credit Documents are hereby amended to include, without limitation, this Agreement.

(d)          All references in the Security Documents to “Parent” shall refer to “Pareteum Corporation” and all references in the Security Documents to “ET North America” shall refer to “Pareteum North America Corp.”.

(e)          The Schedules to the U.S. Security Agreement are hereby replaced in their entirety by the Schedules attached hereto.

4.            Representations and Warranties. Each Credit Party represents and warrants to the Lender as follows:

(a)          The representations and warranties of the Credit Parties as set forth in each Security Document are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case, such representations and warranties are true and correct in all respects).

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(b)          Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement. Each Credit Party has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable against each Credit Party that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

5.             Credit Document. This Agreement shall be deemed to be a “Credit Document” for the purposes of the Credit Agreement and the other Credit Documents.

6.             Ratification by Credit Parties.

(a)           Each Credit Party hereby ratifies, affirms and confirms the Security Documents and the other Credit Documents, and acknowledges and agrees that the Security Documents and Credit Documents remain in full force and effect and are enforceable against such Credit Party and against the Collateral described therein in accordance with their respective terms. Each Credit Party hereby further acknowledges and agrees that, as of the date hereof, the Credit Documents are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof

(b)          In furtherance of the provisions of subsection (a) above, and not in limitation or derogation thereof, by its execution of this Amendment, each Credit Party hereby (i) ratifies, affirms and confirms the Security Documents; and (ii) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Security Documents or other obligations created and evidenced by the Security Documents.

7.            Security and Liens. All references to the Collateral shall include without limitation the Collateral as described in the Collateral Documents, as amended by this Agreement. All Obligations of the Credit Parties under the Credit Documents, shall be secured by and be entitled to the benefits of, the Collateral and shall remain in all respects subject to the liens, charges and encumbrances of, the Security Documents, and nothing herein contained, and nothing done pursuant hereto or in connection herewith shall affect or be construed to affect the liens, charges or encumbrances or conveyances effected thereby or the priority thereof or to release or affect the liability of any party or parties whomsoever may now, or hereafter be, liable on account of the Obligations. Each Credit Party does hereby grant, transfer, assign and grant a security interest in and to Collateral Agent in all of the Collateral in order to secure the Obligations.

8.            No Waiver. This Agreement is only a modification of the Credit Documents and is not intended to, and shall not be construed to, effect a novation of any Credit Document, or to constitute a modification of, or a course of dealing at variance with, the Credit Documents.

9.            Miscellaneous.

(a)          THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

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(b)          THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(c)          This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

(d)          Delivery of an executed signature page of this Amendment by facsimile transmission or by means of electronic mail (in so-called “pdf”, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The Next Page is the Signature Page]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

ELEPHANT TALK EUROPE HOLDING B.V.

By:
Name:
Title:

GUARANTORS:

PARETEUM CORPORATION

By:
Name:
Title:

PARETEUM NORTH AMERICA CORP.

By:
Name:
Title:

ELEPHANT TALK GROUP INTERNATIONAL B.V.

By:
Name:
Title:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

ATALAYA ADMINISTRATIVE LLC

By:
Name: ___________________
Title: Authorized Signatory